UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
_________________

Date of Report (Date of earliest event reported): November 14, 2007

ZVUE CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-32985	98-0430675
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

539 Bryant Street, Suite 403 San Francisco, CA	94107
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 495-6470

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On November 14, 2007, we held an open conference call, led by our chief executive officer, to discuss our business plan, recent acquisitions and other matters. An outline of the chief executive officer’s remarks is attached hereto as Exhibit 99.1.

The information, including the exhibits attached hereto, in this Current Report on Form 8-K is being furnished pursuant to Item 8.01 and shall not be deemed ‘‘filed’’ for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended or the Securities Exchange Act of 1934, as amended.

Item 9.01 Financial Statements and Exhibits.

 (d) Exhibits.

The exhibits listed in the following Exhibit Index are furnished as part of this Current Report on Form 8-K.

Exhibit No.	Description
99.1	Outline of remarks

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZVUE CORPORATION

Dated: November 14, 2007	By:	/s/ William J. Bush
Name: William J. Bush
Title: Chief Financial Officer and Secretary

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Outline of remarks